Exhibit 10.1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30

1. REQUISITION NUMBER

PAGE 1 OF 20

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
W91CRB-07-C-0085	21-May-2007			

7. FOR SOLICITATION INFORMATION CALL:	a. NAME	b. TELEPHONE NUMBER (No Collect Calls)	8. OFFER DUE DATE/LOCAL TIME

9. ISSUED BY CODE W91CRB

US ARMY RDECOM ACQ CTR - W91CRB
4118 SUSQUEHANNA AVENUE
ABERDEEN PROVING GROUND MD 21005-3013

TEL:
FAX:

10. THIS ACQUISITION IS

[X] UNRESTRICTED
[ ] SET ASIDE: % FOR
[ ] SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] 8(A)

NAICS:
SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
[ ] SEE SCHEDULE

12. DISCOUNT TERMS

[X] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING DO-C9

14. METHOD OF SOLICITATION
[ ] RFQ [ ] IFB [ ] RFP

15. DELIVER TO CODE

SEE SCHEDULE

16. ADMINISTERED BY CODE S1002A

DCMA ORLANDO - S1002A
ATTN: ACO
3555 MAGUIRE BLVD.
ORLANDO FL 32803-3726

SCD: A

17a. CONTRACTOR/OFFEROR CODE 62283

POINT BLANK BODY ARMOR, INC
SAM WHITE
2102 S.W. 2ND STREET
POMPANO BEACH FL 33069-3116

TEL. 954-630-0900

FACILITY CODE

18a. PAYMENT WILL BE MADE BY CODE HQ0338

DFAS - COLUMBUS CENTER SOUTH - HQ0338
SOUTH ENTITLEMENT OPERATIONS
PO BOX 182264
COLUMBUS OH 43218-2264

[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

25. ACCOUNTING AND APPROPRIATION DATA

See Schedule

26. TOTAL AWARD AMOUNT (For Govt. Use Only)

$52,725,000.00

[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1. 52.212-4. FAR 52.212-3. 52.212-5 ARE ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[ ] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 0 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

[X] 29. AWARD OF CONTRACT: REFERENCE OFFER DATED . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: SEE SCHEDULE

30a. SIGNATURE OF OFFEROR/CONTRACTOR	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)	31c. DATE SIGNED
	Mitzi F. Wall	07-Jun-2007

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)
		MITZI F. WALL / CONTRACTING OFFICER TEL: 410-278-0868 EMAIL: Mitzi.Wall@us.army.mil

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV 4/2002)
Prescribed by GSA
FAR (48 CFR) 53.212

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS (CONTINUED)					PAGE 2 OF 20
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/ SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE				

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
	32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV 4/2002) BACK
Prescribed by GSA
FAR (48 CFR) 53.212

W91CRB-07-C-0085

Section SF 1449—CONTINUATION SHEET

CONTRACT ADMINISTRATION

CONTRACT ADMINISTRATION

1. DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM RATING: D0-C9

2. GOVERNMENT CONTRACTING OFFICER’S REPRESENTATIVE:

Project Manager Soldier Equipment

Mrs. Debbie Shreve

10170 Beach Road, Building 325

Fort Belvoir, VA 22060

Phone: 703-704-2204

Fax: 703-704-4883

Email: debra.shreve@us.army.mil

3. Invoicing Point of Contact (POC ):

Project Manager Soldier Equipment

Mrs. Debbie Shreve

10170 Beach Road, Building 325

Fort Belvoir, VA 22060

Phone: 703-704-2204

Fax: 703-704-4883

Email: debra.shreve@us.army.mil

The contractor will ship via a DD250 and shall invoice via the Wide Area Work Flow (WAWF) Electronic Invoicing signed by a DCMA Government QAR. See DFARS Clause No. 252.232-7003

Paying Office Information: DFAS South Entitlement Operations

Telephone Inquiries: 800-756-4571/614-693-2200

FAX: 866-473-5429

4. ACQUISITION CENTER POINT OF CONTACT:

U.S. Army Research, Development and Engineering Command Acquisition Center

Combat Operations Division

Ms. Mitzi Wall

4118 Susquehanna Blvd.

Aberdeen Proving Ground, MD 21005-3013

Phone: 410-278-0868

Fax: 410-278-0904

Email: mitzi.wall@us.army.mil

W91CRB-07-C-0085

5. DELIVERY SCHEDULE IS AS FOLLOWS: (Accelerated deliveries are acceptable) FOLLOWS:

QTY	Cumulative	DATE (End of Month)
1,000	1,000	May 2007
6,000	7,000	June 2007
8,000	15,000	July 2007
8,000	23,000	August 2007
8,000	31,000	September 2007
8,000	39,000	October 2007
8,000	47,000	November 2007
8,000	55,000	December 2007
8,000	63,000	January 2008
8,000	71,000	February 2008
4,000	75,000	March 2008

TOTAL 75,000

6. SHIP TO ADDRESS:

DODAAC: W919DX

PM Soldier Staging/NET Facility

15395 John Marshall Highway

Haymarket, VA 20169-5000

ATTN: Facility Manager

(703)754-1769

7. INSPECTION AND ACCEPTANCE: Origin

FOB: Destination

8. PM SEQ POC for this effort is:

PM Soldier Equipment

ATTN: SFAE-SDR-SEQ

Dr. James Zheng

15395 John Marshall Highway

Haymarket, VA 20169-5000

James.q.zheng@us.army.mil

Phone: 703-704-4865

Fax: 703-704-4866

W91CRB-07-C-0085

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1,125	Each	$703.00	$790,875.00
	X-Small IOTVs FFP NSN: 8470-01-551-7640 FOB: Destination

				NET AMT	$790,875.00
	ACRN AA CIN: 000000000000000000000000000000				$790,875.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		7,500	Each	$703.00	$5,272,500.00
	Small IOTVs FFP NSN: 8470-01-551-7642 FOB: Destination

				NET AMT	$5,272,500.00
	ACRN AA CIN: 000000000000000000000000000000				$5,272,500.00

W91CRB-07-C-0085

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		18,900	Each	$703.00	$13,286,700.00
	Medium IOTVs FFP NSN: 8470-01-551-7643 FOB: Destination

				NET AMT	$13,286,700.00
	ACRN AA CIN: 000000000000000000000000000000				$13,286,700.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		10,650	Each	$703.00	$7,486,950.00
	Medium Long IOTVs FFP NSN: 8470-01-551-7647 FOB: Destination

				NET AMT	$7,486,950.00
	ACRN AA CIN: 000000000000000000000000000000				$7,486,950.00

W91CRB-07-C-0085

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		15,750	Each	$703.00	$11,072,250.00
	Large IOTVs FFP NSN: 8470-01-551-7648 FOB: Destination

				NET AMT	$11,072,250.00
	ACRN AA CIN: 000000000000000000000000000000				$11,072,250.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006		7,500	Each	$703.00	$5,272,500.00
	Large Long IOTVs FFP NSN: 8470-01-551-7652 FOB: Destination

				NET AMT	$5,272,500.00
	ACRN AA CIN: 000000000000000000000000000000				$5,272,500.00

W91CRB-07-C-0085

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		7,500	Each	$703.00	$5,272,500.00
	X-Large IOTVs FFP NSN: 8470-01-551-7653 FOB: Destination

				NET AMT	$5,272,500.00
	ACRN AA CIN: 000000000000000000000000000000				$5,272,500.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		4,500	Each	$703.00	$3,163,500.00
	X-Large Long IOTVs FFP NSN: 8470-01-551-7654 FOB: Destination

				NET AMT	$3,163,500.00
	ACRN AA CIN: 000000000000000000000000000000				$3,163,500.00

W91CRB-07-C-0085

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009		1,125	Each	$703.00	$790,875.00
	XX-Large IOTVs FFP NSN: 8470-01-551-7655 FOB: Destination

				NET AMT	$790,875.00
	ACRN AA CIN: 000000000000000000000000000000				$790,875.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0010		375	Each	$703.00	$263,625.00
	XXX-Large IOTVs FFP NSN: 8470-01-551-7656 FOB: Destination

				NET AMT	$263,625.00
	ACRN AA CIN: 000000000000000000000000000000				$263,625.00

W91CRB-07-C-0085

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0011		75	Each	$703.00	$52,725.00
	XXXX-Large IOTVs FFP NSN: 8470-01-551-7658 FOB: Destination

				NET AMT	$52,725.00
	ACRN AA CIN: 000000000000000000000000000000				$52,725.00

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
0006	Origin	Government	Origin	Government
0007	Origin	Government	Origin	Government
0008	Origin	Government	Origin	Government
0009	Origin	Government	Origin	Government
0010	Origin	Government	Origin	Government
0011	Origin	Government	Origin	Government

ACCOUNTING AND APPROPRIATION DATA

AA: 2172020 0000 1D-1DA5 135197.000 S19130 7S2FSH 741F00 26EU MIPR7HDATSOTV6

AMOUNT: $52,725,000.00

CIN 000000000000000000000000000000: $52,725,000.00

W91CRB-07-C-0085

CLAUSES INCORPORATED BY REFERENCE

52.209-1	Qualification Requirements	FEB 1995
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.211-17	Delivery of Excess Quantities	SEP 1989
52.212-4	Contract Terms and Conditions--Commercial Items	FEB 2007
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
252.201-7000	Contracting Officer’s Representative	DEC 1991

CLAUSES INCORPORATED BY FULL TEXT

52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (MAR 2007)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: (Contracting Officer check as appropriate.)

  X   (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (SEP 2006), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

        (2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999) (15 U.S.C. 657a).

        (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JUL 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

        (4) [Removed].

        (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

        (ii) Alternate I (OCT 1995) of 52.219-6.

        (iii) Alternate II (MAR 2004) of 52.219-6.

        (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

        (ii) Alternate I (OCT 1995) of 52.219-7.

        (iii) Alternate II (MAR 2004) of 52.219-7.

  X   (7) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637 (d)(2) and (3)).

W91CRB-07-C-0085

  X   (8)(i) 52.219-9, Small Business Subcontracting Plan (SEP 2006) (15 U.S.C. 637(d)(4)).

        (ii) Alternate I (OCT 2001) of 52.219-9

  X   (iii) Alternate II (OCT 2001) of 52.219-9.

        (9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

  X   (10) 52.219-16, Liquidated Damages—Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).

        (11)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEP 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

        (ii) Alternate I (JUNE 2003) of 52.219-23.

        (12) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCT 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

        (13) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

        (14) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

  X   (15) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).

  X   (16) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (JAN 2006) (E.O. 13126).

  X   (17) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

  X   (18) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

  X   (19) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

  X   (20) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

  X   (21) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

        (22) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

        (23)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

        (ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(c)).

        (24) 52.225-1, Buy American Act—Supplies (JUNE 2003) (41 U.S.C. 10a-10d).

        (25)(i) 52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (NOV 2006) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L 108-77, 108-78, 108-286, 109-53 and 109-169).

W91CRB-07-C-0085

        (ii) Alternate I (JAN 2004) of 52.225-3.

        (iii) Alternate II (JAN 2004) of 52.225-3.

  X   (26) 52.225-5, Trade Agreements (NOV 2006) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

  X   (27) 52.225-13, Restrictions on Certain Foreign Purchases (FEB 2006) (E.O.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of Treasury).

        (28) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (42 U.S.C. 5150).

        (29) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (42 U.S.C. 5150).

        (30) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

        (31) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

  X   (32) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).

        (33) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).

        (34) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).

        (35) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

        (36)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

        (ii) Alternate I (APR 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]

        (1) 52.222-41, Service Contract Act of 1965, as Amended (JUL 2005) (41 U.S.C. 351, et seq.).

        (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

        (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (NOV 2006) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

        (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

W91CRB-07-C-0085

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201).

(vi) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor May include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://acquisition.gov/comp/far/index.html

W91CRB-07-C-0085

252.204-7000 DISCLOSURE OF INFORMATION (DEC 1991)

(a) The Contractor shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless—

(1) The Contracting Officer has given prior written approval; or

(2) The information is otherwise in the public domain before the date of release.

(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer.

(End of clause)

252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (MAR 2007)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

  X   52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1)   X   252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

(2)   X   252.219-7003, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

(3)         252.219-7004, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

(4)         252.225-7001, Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. 10a-10d, E.O. 10582).

(5)   X   252.225-7012, Preference for Certain Domestic Commodities (JAN 2007) (10 U.S.C. 2533a).

W91CRB-07-C-0085

(6)         252.225-7014, Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

(7)         252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

(8)         252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (MAR 2006) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

(9)   X   252.225-7021, Trade Agreements (MAR 2007) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

(10)         252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

(11)         252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

(12)(i)         252.225-7036, Buy American Act—Free Trade Agreements—Balance of Payments Program (MAR 2007) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

(ii)         Alternate I (OCT 2006) of 252.225-7036.

(13)         252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

(14)         252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

(15)         252.227-7015, Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

(16)         252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

(17)   X   252.232-7003, Electronic Submission of Payment Requests (MAY 2006) (10 U.S.C. 2227).

(18)         252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(19)   X   252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

(20)(i)   X   252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(ii)         Alternate I (MAR 2000) of 252.247-7023.

(iii)         Alternate II (MAR 2000) of 252.247-7023.

(iv)   X   Alternate III (MAY 2002) of 252.247-7023.

(21)         252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.225-7014, Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

W91CRB-07-C-0085

(2) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(3) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(4) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

AMCAC 52.0204-4001, IDENTIFICATION OF OZONE DEPLETING SUBSTANCES (OCT 1999)

a. The following required Class I Ozone Depleting Substances (ODS) have been identified and approved for use under performance of any resultant contract.

(x) None.
( ) (List any approved ODS requirements):

b. If during performance of the contract, an approved Class I ODS is discovered, the contractor is encouraged to notify the contracting officer immediately.

c. The ODS restrictions apply to subcontracts as well.

AMCAC 52.0204-4002, CLASS I OZONE DEPLETING SUBSTANCES (OCT 1999)

a. Per Section 326 of Public Law 102-484, effective 1 Jun 93, specifications and standards cannot require the use of Class I ozone depleting substances (ODS) without approval. There are some cases where a specification or standard allows the use of an ODS, but does not specifically require its use. A situation of this type does not require substitution under the law.

b. If this requirement allows, but does not require, the use of a Class I ODS, although it is not mandatory for the contractor to use a non-ODS substance, the contractor is encouraged to give preference to using the non-ODS choice.

AMCAC 52.0242-4001, INSTRUCTIONS TO PAYING OFFICE AND AMINISTRATIVE CONTRACTING OFFICE (AUG 1999)

a. The Contracting Office representative is:

Name: Mitzi Wall

Organization Code: AMSRD-ACC-CC

Telephone Area Code and Number: 410-278-0868

DSN: 298-0868

FAX: 410-278-0904

Email: mitzi.wall@us.army.mil

W91CRB-07-C-0085

b. Payment to the contractor shall be made in accordance with FAR Subpart 32.11, Electronic Funds Transfer.

c. Paying Office Information: DFAS South Entitlement Operations

Telephone Inquiries: 800-756-4571/614-693-2200

FAX: 866-473-5429

Contractor shall submit payment request using the following method(s) as mutually agreed to by the Contractor, the Contracting Officer, the contract administration office, and the payment office.

  X   Wide Area Workflow (WAWF) (see instructions below)

        Web Invoicing System (WInS)(https://ecweb.dfas.mil)

        American National Standards Institute (ANSI) X.12 electronic data interchange (EDI) formats (http://www.X12.org and http://www.dfas.mil/ecedi)

        Other (please specify)

DFAS POC and Phone: DFAS South Entitlement Operations, 800-756-4571

WAWF is the preferred method to electronically process vendor request for payment. This application allows DOD vendors to submit and track Invoices and Receipt/Acceptance documents electronically. Contractors electing to use WAWF shall (i) register to use WAWF at https://wawf.eb.mil and (ii) ensure an electronic business point of contact (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) calendar days after award of this contract/order.

WAWF Instructions

Questions concerning payments should be directed to the Defense Finance and Accounting Service (DFAS) [Contracting Office fill in DFAS location here as indicated on your purchase order/contract] at [Contracting Office fill in DFAS vendor pay phone number here] or faxed to [Contracting Office fill in DFAS vendor pay fax phone number here]. Please have your purchase order/contract number ready when calling about payments.

You can easily access payment and receipt information using the DFAS web site at http://www.dfas.mil/money/vendor. Your purchase order/contract number or invoice number will be required to inquire about the status of your payment.

The following codes and information will be required to assure successful flow of WAWF documents.

TYPE OF DOCUMENT [Check the appropriate block]

        Commercial Item Financing

        Construction Invoice (Contractor Only)

        Invoice (Contractor Only)

W91CRB-07-C-0085

        Invoice and Receiving Report (COMBO)

        Invoice as 2-in-1 (Services Only)

        Performance Based Payment (Government Only)

        Progress Payment (Government Only)

        Cost Voucher (Government Only)

        Receiving Report (Government Only)

        Receiving Report With Unique Identification (UID) Data (Government Only)

UID is a new globally unique “part identifier” containing data elements used to track DoD parts through their life cycle.

        Summary Cost Voucher (Government Only)

CAGE CODE: [Enter Contractor Cage Code here]

ISSUE BY DODAAC: W91CRB

ADMIN BY DODAAC: S1002A

INSPECT BY DODAAC: S1002A

ACCEPT BY DODAAC: S1002A

SHIP TO DODAAC: W91A2K

LOCAL PROCESSING OFFICE DODDAC: [Enter LPO DODAAC here if applicable]

PAYMENT OFFICE FISCAL STATION CODE: HQ0338

EMAIL POINTS OF CONTACT LISTING: (Use Group e-mail accounts if applicable)

INSPECTOR: [Enter Inspector’s email address here]

ACCEPTOR: [Enter Acceptor’s email address here]

RECEIVING OFFICE POC: [Enter receiving office POC email address here]

CONTRACT ADMINISTRATOR: [Enter Contract Administrator’s email address here]

CONTRACTING OFFICER: mitzi.wall@us.army.mil

ADDITIONAL CONTACT: [Enter email address(es) here]

W91CRB-07-C-0085

ATTACHMENT LIST

Attachment 1	Purchase Description CO/PD 00-02H	50 Pages
Attachment 2	General Vendor Shipping Instructions	3 Pages
Attachment 3	First Article Testing and Quality Assurance Information	3 Pages

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE: J	PAGE OF PAGES: 1 of 13

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00007	30-Jun-2008		

6. ISSUED BY CODE W91CRB	7. ADMINISTERED BY (If other than item 6) CODE S1002A
US ARMY RDECOM ACQ CTR - W91CRB 4118 SUSQUEHANNA AVENUE ABERDEEN PROVING GROUND MD 21005-3013	DCMA ORLANDO - S1002A ATTN: ACO 3555 MAGUIRE BLVD. ORLANDO FL 32803-3726

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
POINT BLANK BODY ARMOR, INC
SAM WHITE
2102 S.W. 2ND STREET
POMPANO BEACH FL 33069-3116

CODE 62283 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
W91CRB-07-C-0085

X 10B. DATED (SEE ITEM 13)
21-May-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER (Specify type of modification and authority)
FAR 52.212-4 Contract Terms and Conditions

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: wall10082095
AMOUNT OBLIGATED: $86,184,060.00

a. The above referenced contract is modified to increase the quantity of the Improved Outer Tactical Vests (IOTVs) in accordance with the revised Section B. See revised monthly delivery schedule and size tariff.

b. Contracto'rs Final Proposal Revision dated 23 June 2008 is incorporated.

c. See Summary of Changes.

d. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		KATHRYN J. BANKERD / CONTRACTING OFFICER TEL: 410-278-0864 EMAIL: Kathy.Bankerd@us.army.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		BY Kathryn J. Bankerd (Signature of Contracting Officer)	02-Jul-2008

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W91CRB-07-C-0085

P00007

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

P00007

1.	DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM RATING: D0-C9

Service Criticality Designator: A – Highest National Priority

Kind of Contract: 1 – Supply Contract and Priced Order

Type of Contract – J – Firm Fixed Price

2.	GOVERNMENT CONTRACTING OFFICER’S REPRESENTATIVE:

Project Manager Soldier Equipment

Mrs. Debbie Shreve

10170 Beach Road, Building 325

Fort Belvoir, VA 22060

Phone: 703-704-2204

Fax: 703-704-4883

Email: debra.shreve@us.army.mil

3.	Invoicing Point of Contact (POC ):

Project Manager Soldier Equipment

Mrs. Debbie Shreve

10170 Beach Road, Building 325

Fort Belvoir, VA 22060

Phone: 703-704-2204

Fax: 703-704-4883

Email: debra.shreve@us.army.mil

The contractor will ship via a DD250 and shall invoice via the Wide Area Work Flow (WAWF) Electronic Invoicing signed by a DCMA Government QAR. See DFARS Clause No. 252.232-7003

Paying Office Information: DFAS North Entitlement Operations

Telephone Inquiries: 800-756-4571

FAX: 866-837-8036

4.	ACQUISITION CENTER POINT OF CONTACT:

U.S. Army Research, Development and Engineering Command Acquisition Center

Combat Operations Branch

Ms. Mitzi Wall

4118 Susquehanna Blvd.

Aberdeen Proving Ground, MD 21005-3013

W91CRB-07-C-0085

P00007

Phone: 410-278-0868

Fax: 410-278-0904

Email: mitzi.wall@us.army.mil

5.	DELIVERY SCHEDULE IS AS FOLLOWS: (Accelerated deliveries are acceptable)

QTY	CUMMULATIVE	DATE (End of Month)

25,000	25,000	July 2008
25,000	50,000	August 2008
25,000	75,000	September 2008
25,000	100,000	October 2008
25,000	125,000	November 2008
25,000	150,000	December 2008

TOTAL 150,000

Monthly deliveries shall be made in accordance with the following tariff:

			MONTHLY QUANTITIES
IOTV SIZE	TARIFF	TOTAL QTY	July	August	September	October	November	December
XS	4.45%	6,675	1,850	1,750	1,075	1,000	500	500
SM	19.52%	29,275	6,712	4,712	4,712	4,712	4,712	3,715
MED	42.98%	64,475	10,412	11,412	10,912	10,912	10,412	10,415
ML	4.0%	6,000	0	0	1,000	1,000	2,000	2,000
LG	23.10%	34,650	4,775	5,775	5,775	5,775	5,775	6,775
LL	0%	0	0	0	0	0	0	0
XL	2.67%	4,005	667	667	667	667	667	670
SLL	0%	0	0	0	0	0	0	0
XXL	2.24%	3,360	460	460	560	660	660	560
XXXL	0.53%	795	12	112	172	132	132	235
XXXXL	0.51%	765	112	112	127	142	142	130

MONTHLY TOTALS		150,000	25,000	25,000	25,000	25,000	25,000	25,000

6.	SHIP TO ADDRESS:

DODAAC: W919DX

PM Soldier Staging/NET Facility

15395 John Marshall Highway

Haymarket, VA 20169-5000

ATTN: Facility Manager

(703)754-1769

7.	INSPECTION AND ACCEPTANCE: Origin

W91CRB-07-C-0085

P00007

FOB: Destination

INSPECTION AND ACCEPTANCE FUNCTION ASSIGNMENT:

DCMA Orlando

3555 Maguire Boulevard

Orlando, FL 32803-3726

DODAAC: S1002A

ATTN: Lynn Spinato, Lynn.Spinato@dcma.mil, 954-987-7468 x204

Inspection and Acceptance shall be performed by the Government remains at Origin, at contractor’s plant in Pompano Beach FL and/or at alternate place of performance: Point Blank Body Armor (CAGE 3WWE1), 600 SW 12th Avenue, Deerfield Beach, FL 33442. See Contract Attachment No. 3 REV 1 for First Article Standards, First Article Testing Requirements; Quality Assurance, Conformance Lot Inspection (Ballistic Testing) QA-IOTV; and Special Provisions, Critical Application Item-Source Inspection Required.

8.	PM SEQ POC for this effort is:

PM Soldier Equipment

ATTN: SFAE-SDR-SEQ

Dr. James Zheng

15395 John Marshall Highway

Haymarket, VA 20169-5000

James.q.zheng@us.army.mil

Phone: 703-704-4865

Fax: 703-704-4866

SECTION SF 1449 - CONTINUATION SHEET

SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $86,184,060.00 from $53,593,253.00 to $139,777,313.00.

W91CRB-07-C-0085

P00007

SUPPLIES OR SERVICES AND PRICES

CLIN 0015 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015		6,675	Each	$527.00	$3,517,725.00
	FFP X-Small IOTVS NSN: 8470-01-551-7640 FOB: Destination

				NET AMT	$3,517,725.00
	ACRN AE CIN: 000000000000000000000000000000				$3,517,725.00

CLIN 0016 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0016		29,275	Each	$540.00	$15,808,500.00
	FFP Small IOTVS NSN: 8470-01-551-7642 FOB: Destination

				NET AMT	$15,808,500.00
	ACRN AE CIN: 000000000000000000000000000000				$15,808,500.00

W91CRB-07-C-0085

P00007

CLIN 0017 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0017		64,475	Each	$561.00	$36,170,475.00
	FFP Medium IOTVS NSN: 8470-01-551-7643 FOB: Destination

				NET AMT	$36,170,475.00
	ACRN AE CIN: 000000000000000000000000000000				$36,170,475.00

CLIN 0018 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0018		6,000	Each	$580.00	$3,480,000.00
	FFP Medium-Long IOTVS NSN: 8470-01-551-7647 FOB: Destination

				NET AMT	$3,480,000.00
	ACRN AE CIN: 000000000000000000000000000000				$3,480,000.00

W91CRB-07-C-0085

P00007

CLIN 0019 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0019		34,650	Each	$600.00	$20,790,000.00
	FFP Large IOTVS NSN: 8470-01-551-7648 FOB: Destination

				NET AMT	$20,790,000.00
	ACRN AE CIN: 000000000000000000000000000000				$20,790,000.00

CLIN 0020 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0020			Each	$655.00	$0.00
	FFP Large-Long IOTVs NSN: 8470-01-551-7652 FOB: Destination

				NET AMT	$0.00

CLIN 0021 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0021		4,005	Each	$665.00	$2,663,325.00
	FFP X-Large IOTVs NSN: 8470-01-551-7652 FOB: Destination

				NET AMT	$2,663,325.00
	ACRN AE CIN: 000000000000000000000000000000				$2,663,325.00

W91CRB-07-C-0085

P00007

CLIN 0022 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0022			Each	$725.00	$0.00
	FFP X-Large Long IOTVs NSN: 8470-01-551-7654 FOB: Destination

				NET AMT	$0.00

CLIN 0023 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0023		3,360	Each	$734.00	$2,466,240.00
	FFP XX-Large IOTVs NSN: 8470-01-551-7655 FOB: Destination

				NET AMT	$2,466,240.00
	ACRN AE CIN: 000000000000000000000000000000				$2,466,240.00

W91CRB-07-C-0085

P00007

CLIN 0024 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024		795	Each	$775.00	$616,125.00
	FFP XXX-Large IOTVs NSN: 8470-01-551-7656 FOB: Destination

				NET AMT	$616,125.00
	ACRN AE CIN: 000000000000000000000000000000				$616,125.00

CLIN 0025 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0025		765	Each	$878.00	$671,670.00
	FFP XXXX-Large IOTVs NSN: 8470-01-551-7658 FOB: Destination

				NET AMT	$671,670.00
	ACRN AE CIN: 000000000000000000000000000000				$671,670.00

ACCOUNTING AND APPROPRIATION

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $86,184,060.00 from $53,593,253.00 to $139,777,313.00.

CLIN 0015:

Funding on CLIN 0015 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $3,517,725.00

Total: $3,517,725.00

W91CRB-07-C-0085

P00007

CLIN 0016:

Funding on CLIN 0016 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $15,808,500.00

Total: $15,808,500.00

CLIN 0017:

Funding on CLIN 0017 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $36,170,475.00

Total: $36,170,475.00

CLIN 0018:

Funding on CLIN 0018 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $3,480,000.00

Total: $3,480,000.00

CLIN 0019:

Funding on CLIN 0019 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $20,790,000.00

Total: $20,790,000.00

W91CRB-07-C-0085

P00007

CLIN 0021:

Funding on CLIN 0021 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $2,663,325.00

Total: $2,663,325.00

CLIN 0023:

Funding on CLIN 0023 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $2,466,240.00

Total: $2,466,240.00

CLIN 0024:

Funding on CLIN 0024 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $616,125.00

Total: $616,125.00

CLIN 0025:

Funding on CLIN 0025 is initiated as follows:

ACRN: AE

CIN: 000000000000000000000000000000

Acctng Data: 2182020 0000 1D-1DA5 135197.000 S19130 8S2FSH 741F00 26EU MIPR8JDATSIOTC

Increase: $671,670.00

Total: $671,670.00

(End of Summary of Changes)